CMA

CMA MASSACHUSETTS
MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------
Annual Report

March 31, 2000
--------------------------------------------------------------------------------

[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:
================================================================================

For the year ended March 31, 2000, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 2.80%.* As of March 31, 2000, the Fund's 7-day yield was 3.08%.

Economic Environment

During the six-month period ended March 31, 2000, the commonwealth of Massachusetts continued to set the economic pace for the New England region. Job creation remained steady, concentrating primarily on high tech, financial services and construction industries. As has been the case for over a year, job growth continued to be constrained by extremely tight labor markets, while the seasonally adjusted unemployment rate remained below 3%. Economic growth in the commonwealth was concentrated in the eastern part of Massachusetts, mainly in the Boston area, where construction projects continued to enhance growth. However, in Western Massachusetts, particularly in the greater Springfield area, economic growth lagged well behind the state average. The Massachusetts' housing market remained extremely robust as personal income levels continued to grow and unemployment levels stayed at historically low levels. However, with mortgage rates rising, there was some evidence of the housing market beginning to slow during the period.

An extended period of strong economic conditions continued to provide the commonwealth of Massachusetts with a solid backdrop of positive revenue streams. The common wealth reported total revenue collections for nine months of fiscal year 2000 at $11 billion, or 7.3% above the same period last year, which were also above estimates. Various Massachusetts municipalities also continued to benefit from the state's prosperity, although the increased need to modernize and build new schools contributed to an increase in borrowing needs. For the six-month period ended March 31, 2000, municipal issuance for the various municipalities amounted to $831 million.

Investment Strategy

We began the six-month period ended March 31, 2000 employing a neutral strategy to the short-term municipal market. As tight labor conditions persisted and equity markets remained on an upward trend, economic data continued to register solid growth throughout the economy. Despite inflationary data remaining somewhat subdued, the Federal Reserve Board continued to increase the Federal Funds rate in a series of 25 basis point (0.25%) increments to its current level of 6.00%, as a preemptive measure with the latest increase coming on March 21, 2000. However, the Federal Reserve Board did pause temporarily in raising short-term interest rates to monitor the effects of Year 2000 (Y2K) and year-end liquidity needs.

We began the period with the Fund's average life in the 75-day range by purchasing attractively priced Massachusetts municipal short-term notes for diversification purposes. These purchases were also made in anticipation of a reduced amount of Massachusetts municipal issuance during the period, especially in the first quarter of the calendar year 2000. In

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

================================================================================

January, seasonal subscriptions allowed the average life to shift back and end the period in the 60-day range. As we reduced the Fund's purchases of Massachusetts municipal notes in December, we managed to increase the Fund's percentage of variable rate demand notes (VRDN). We increased the VRDN securities in anticipation of any potential Y2K-related issues. Fortunately, the Fund's year-end cash flows were similar to those of the previous years with no irregularities.

Overall, we believe the Fund had a good year providing its shareholders with an attractive tax-exempt yield relative to its competitors as measured by Lipper Analytical Services, Inc. The performance was achieved despite the difficult interest rate environment, as well as all the uncertainties associated with Y2K issues.

Looking ahead, we will continue to monitor the changing economic environment as well as our investment strategy. As Y2K concerns disappeared and inflationary data begins to show signs of accelerating, the Federal Reserve Board appears prepared to continue to increase short-term interest rates to slow economic growth. The emphasis will be on how high short-term interest rates will have to go to slow the domestic economy. We will begin to pursue a more defensive approach to the market in the upcoming months. We believe this strategy is warranted as we enter a period of seasonal weakness with tax-related redemptions having a pronounced effect on municipal yield levels. With these seasonal factors reducing the attractiveness of longer-dated issues, we will temporarily concentrate on short-term commercial paper and VRDN securities, while preparing for the tax season. We will monitor any changes in Federal Reserve Board monetary policy and adjust our investment strategy accordingly. Finally, we will continue to closely monitor credit quality and at the same time seek to maintain an attractive tax-exempt yield for our shareholders.

In Conclusion

We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Kevin A. Schiatta

Kevin A. Schiatta
Vice President and Portfolio Manager

April 27, 2000

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000                      (IN THOUSANDS)
================================================================================

                  Face
State            Amount                                         Issue                                            Value
------------------------------------------------------------------------------------------------------------------------
Massachusetts-- $ 7,650    Attleboro, Massachusetts, GO, BAN, 4.25% due 8/03/2000 ...........................   $ 7,664
99.2%             2,697    Berkshire Regional Transit Authority, Massachusetts, GO, RAN, 3.90% due 7/28/2000      2,699
                  2,200    Boston, Massachusetts, Industrial Financing Authority, IDR (Acme Bookbinding Co.),
                           VRDN, AMT, 3.95% due 9/01/2006 (a) ...............................................     2,200
                  5,000    Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, FLOATS,
                           Series SG-75, 3.79% due 11/01/2019 (a) ...........................................     5,000
                  3,589    Cape Cod, Massachusetts, Regional Transit Authority, GO, RAN,
                           3.75% due 7/07/2000 ..............................................................     3,591
                 20,156    Clipper Tax-Exempt Trust Revenue Bonds, Massachusetts, VRDN, AMT,
                           4.01% due 9/01/2004 (a) ..........................................................    20,156
                           Eagle Tax-Exempt Trust, Massachusetts, GO, VRDN (a):
                  9,600       Series 97C-2102, 3.96% due 2/01/2011 ..........................................     9,600
                 11,400       Series 97C-2103, 3.96% due 2/01/2006 ..........................................    11,400
                  3,500    Fall River, Massachusetts, GO, BAN, 4.75% due 6/15/2000 ..........................     3,505
                  1,130    Falmouth, Massachusetts, GO, BAN, 3.95% due 8/11/2000 ............................     1,131
                  9,500    Freetown-Lakeville, Massachusetts, Regional School District, GO, BAN,
                           4.50% due 2/16/2001 ..............................................................     9,520
                  9,445    Gloucester, Massachusetts, GO, BAN, 4% due 8/03/2000 .............................     9,461
                  3,485    Hopkinton, Massachusetts, GO, Refunding, BAN, 3.75% due 8/02/2000 ................     3,487
                  3,850    Lowell, Massachusetts, Regional Transit Authority Revenue Bonds, RAN,
                           3.80% due 8/04/2000 ..............................................................     3,853
                  9,000    Lynn, Massachusetts, GO, BAN, 4.25% due 11/16/2000 ...............................     9,015
                  7,300    Marshfield, Massachusetts, GO, BAN, 4% due 9/08/2000 .............................     7,314
                  3,500    Massachusetts State Development Finance Agency, Environmental Improvement
                           Revenue Bonds (The Mead Corporation Project), VRDN, AMT, Series A,
                           3.85% due 11/01/2033 (a) .........................................................     3,500
                           Massachusetts State Development Finance Agency, IDR, VRDN, AMT (a):
                  2,600       (Seafood Services Inc. Project), Series A, 3.95% due 12/01/2023 ...............     2,600
                  1,600       (Ward Hill Central Products Inc.), 4.15% due 8/01/2016 ........................     1,600
                           Massachusetts State Development Finance Agency, Revenue Refunding
                           Bonds, VRDN (a):
                  5,000       (Boston Renaissance Charter), 3.91% due 7/01/2024 .............................     5,000
                  4,000       (Marine Biological Lab), 3.60% due 2/01/2030 ..................................     4,000
                           Massachusetts State Health and Educational Facilities Authority
                           Revenue Bonds, VRDN (a):
                  4,000       (Becker College), Series A-1, 3.90% due 7/01/2028 .............................     4,000
                  5,500       (Capital Asset Program), Series D, 4% due 1/01/2035 ...........................     5,500
                 15,015       (Capital Asset Program), Series E, 3.95% due 1/01/2035 ........................    15,015
                  7,000       (Harvard University), Series L, 3.50% due 1/01/2024 ...........................     7,000
                 10,000       (Partners Healthcare System), Series P-1, 3.80% due 7/01/2027 (c) .............    10,000
                  5,200       (Partners Healthcare System), Series P-2, 3.85% due 7/01/2027 (c) .............     5,200
                  5,000       (University of Massachusetts), Series A, 3.85% due 11/01/2030 .................     5,000
                  1,800       (Wellesley College), Series G, 3.55% due 7/01/2039 ............................     1,800

--------------------------------------------------------------------------------
Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
BAN    Bond Anticipation Notes
CP     Commercial Paper
FLOATS Floating Rate Securities
GO     General Obligation Bonds
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RAN    Revenue Anticipation Notes
VRDN   Variable Rate Demand Notes

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (CONTINUED)          (IN THOUSANDS)
================================================================================

                  Face
State            Amount                                         Issue                                            Value
------------------------------------------------------------------------------------------------------------------------
Massachusetts              Massachusetts State Health and Educational Facilities Authority, Revenue
(continued)                Refunding Bonds (a):
                $13,500       (Boston University), CP, Series H, 4.10% due 12/01/2029 ................   $13,500
                  3,750       (Harvard University), VRDN, Series I, 3.60% due 2/01/2016 ..............     3,750
                  6,005    Massachusetts State Industrial Finance Agency, Health Care Facility Revenue
                           Bonds (Beverly Enterprises), VRDN, 3.85% due 4/01/2009 (a) ................     6,005
                  4,000    Massachusetts State Industrial Finance Agency (Holyoke Water & Power
                           Company Project), PCR, VRDN, AMT, 3.55% due 12/01/2020 (a) ................     4,000
                           Massachusetts State Industrial Finance Agency, Industrial Revenue
                           Bonds, VRDN, AMT (a):
                  3,030       (AFC Cable Systems Inc. Issue), 4.05% due 7/01/2016 ....................     3,030
                  1,800       (America Tech), 3.95% due 8/01/2022 ....................................     1,800
                  2,000       (BBB Esquire LLC), 3.95% due 12/01/2016 ................................     2,000
                  2,900       (Foilmark Manufacturing), Series A, 4.15% due 6/01/2010 ................     2,900
                  2,515       (Garlock Printing Corp.), 4.05% due 12/01/2017 .........................     2,515
                  3,570       (Gem Group Inc. Issue), 4.05% due 7/01/2016 ............................     3,570
                  3,285       (Insco Corporation Issue), 4.05% due 9/01/2008 .........................     3,285
                  2,615       (James F. & Judith Matthews), 4.10% due 9/01/2013 ......................     2,615
                  2,800       (Lavigne), 4.05% due 8/01/2008 .........................................     2,800
                  2,170       (Matco Electric Group Inc.), 4.10% due 7/01/2004 .......................     2,170
                  2,800       (Mercer Paper Tube Corp.), 4.10% due 11/01/2011 ........................     2,800
                  2,100       (OCT Co. Inc. Project), 4.10% due 12/01/2017 ...........................     2,100
                  6,040       (Star Container Corp.), 4.05% due 2/01/2018 ............................     6,040
                  1,800       (Sterling Realty Trust LLC Project), 3.95% due 12/01/2017 ..............     1,800
                  2,400       (Tamasi Family Issue), 3.90% due 5/01/2013 .............................     2,400
                    678       (Techprint/Techgraphics), 3.95% due 6/01/2017 ..........................       678
                  3,000       (Telcom USA Inc. Issue), 4.05% due 8/01/2016 ...........................     3,000
                  3,730       (Valkyrie Co. Inc.), 4.05% due 5/01/2013 ...............................     3,730
                  2,665       (WBC Extrusion Products Issue), 3.95% due 4/01/2006 ....................     2,665
                  2,415       (William F. Rogers Issue), 4.05% due 11/01/2006 ........................     2,415
                           Massachusetts State Industrial Finance Agency, Industrial
                           Revenue Refunding Bonds, VRDN, AMT (a):
                  1,475       (Carand Realty Trust Issue), 3.90% due 5/01/2017 .......................     1,475
                  2,765       (New England Biolabs), 3.95% due 3/01/2016 .............................     2,765
                  5,600    Massachusetts State Industrial Finance Agency, PCR, Refunding (New England
                           Power Company Project), CP, Series A, 3.80% due 4/11/2000 .................     5,600
                           Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN
                           (a):
                  2,500       (Gordon College Issue), 3.80% due 12/01/2027 ...........................     2,500
                  3,000       (Governor Dummer Academy), 3.80% due 7/01/2026 .........................     3,000
                  1,720       (Heritage at Dartmouth), AMT, 3.90% due 12/01/2028 .....................     1,720
                  1,728       (Lower Mills Association II L.P.), 3.90% due 12/01/2020 ................     1,728
                  1,150       (Whitehead Institute Biomed Research), 3.80% due 7/01/2026 .............     1,150
                           Massachusetts State Industrial Finance Agency, Revenue Refunding
                           Bonds, VRDN (a):
                  1,050       (Easy Day Realty Trust Project), Series A, 3.80% due 7/01/2006 .........     1,050
                  4,400       (Lightolier Inc. Project), 3.90% due 7/29/2010 .........................     4,400
                  2,880       (Mount Ida College Issue), 3.80% due 12/01/2027 ........................     2,880
                  1,500       (Showa Womens Institute Inc.), 3.90% due 3/15/2004 .....................     1,500

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (CONCLUDED)          (IN THOUSANDS)
================================================================================

                  Face
State            Amount                                         Issue                                            Value
------------------------------------------------------------------------------------------------------------------------
Massachusetts              Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue
(concluded)                Bonds (E.L. Harvey & Sons Inc.), VRDN, AMT (a):
                $ 2,310       4.05% due 1/01/2011 ....................................................   $  2,310
                  2,895       4.05% due 6/01/2013 ....................................................      2,895
                 10,785    Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue
                           Bonds, FLOATS, VRDN, Series SG-124, 3.79% due 1/01/2029 (a) ...............     10,785
                  3,255    Massachusetts State, VRDN, Series SG-126, 3.79% due 8/01/2018 (a) .........      3,255
                  7,500    Massachusetts State Water Resources Authority, CP, 3.90% due 5/01/2000 ....      7,500
                           Massachusetts State Water Resources Authority Revenue Bonds, VRDN,
                           Series A (a)(b):
                  5,500       3.75% due 4/01/2028 ....................................................      5,500
                  4,400       3.65% due 8/01/2028 ....................................................      4,400
                  3,400    Melrose, Massachusetts, GO, BAN, 4% due 8/16/2000 .........................      3,405
                  8,520    Millis, Massachusetts, GO, BAN, 4.75% due 10/13/2000 ......................      8,547
                  5,000    Monson, Massachusetts, GO, BAN, 4% due 8/11/2000 ..........................      5,007
                  7,800    Montachusett, Massachusetts, Regional Transit Authority Revenue Bonds, RAN,
                           3.80% due 6/23/2000 .......................................................      7,805
                  5,000    Northbridge, Massachusetts, GO, BAN, 4.75% due 3/13/2001 ..................      5,022
                  2,000    Quincy, Massachusetts, BAN, 3.75% due 6/15/2000 ...........................      2,000
                  9,135    Saugus, Massachusetts, GO, BAN, 3.75% due 5/25/2000 .......................      9,138
                  4,000    Southborough, Massachusetts, GO, BAN, 4.30% due 6/23/2000 .................      4,001
                  5,000    Springfield, Massachusetts, BAN, 4.75% due 1/12/2001 ......................      5,019
                  2,880    Springfield, Massachusetts, GO, BAN, 4% due 6/23/2000 .....................      2,883
                  6,214    Stoughton, Massachusetts, GO, BAN, 4.50% due 5/25/2000 ....................      6,219
                  1,950    Taunton, Massachusetts, Industrial Development Financing Authority, IDR
                           (CD Realty Trust IX Project), VRDN, AMT, 4% due 2/01/2010 (a) .............      1,950
                  3,288    Weymouth, Massachusetts, BAN, 4.25% due 9/21/2000 .........................      3,293
                  6,700    Whitman Hanson, Massachusetts, Regional School District, GO, BAN,
                           4.30% due 12/15/2000 ......................................................      6,714
                  7,445    Wilmington, Massachusetts, GO, BAN, 3.50% due 6/29/2000 ...................      7,445
------------------------------------------------------------------------------------------------------------------------
                           Total Investments (Cost--$406,240*)--99.2% ................................    406,240

                           Other Assets Less Liabilities--0.8% .......................................      3,460
                                                                                                         --------
                           Net Assets--100.0% ........................................................   $409,700
                                                                                                         ========
========================================================================================================================


(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
(b)   AMBAC Insured.
(c)   FSA Insured.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2000
================================================================================

Assets:
Investments, at value (identified cost--$406,240,278) ........                  $406,240,278
Cash .........................................................                       172,055
Interest receivable ..........................................                     3,436,374
Prepaid registration fees and other assets ...................                       240,994
                                                                                ------------
Total assets .................................................                   410,089,701
                                                                                ------------
Liabilities:
Payables:
 Investment adviser ..........................................   $    155,714
 Distributor .................................................        122,703
 Dividends to shareholders ...................................         21,210        299,627
                                                                 ------------
Accrued expenses and other liabilities .......................                        90,246
                                                                                ------------
Total liabilities ............................................                       389,873
                                                                                ------------
Net Assets ...................................................                  $409,699,828
                                                                                ============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited
number of shares authorized
                                                                                $ 40,969,993
Paid-in capital in excess of par .............................                   368,729,835
                                                                                ------------
Net Assets--Equivalent to $1.00 per share based on 409,699,927 shares of beneficial
interest outstanding .........................................                  $409,699,828
                                                                                ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000
================================================================================

Investment Income:
Interest and amortization of premium earned ..................                   $12,709,483

Expenses:
Investment advisory fees .....................................   $ 1,838,401
Distribution fees ............................................       453,159
Professional fees ............................................        59,955
Transfer agent fees ..........................................        55,540
Registration fees ............................................        45,801
Accounting services ..........................................        45,100
Custodian fees ...............................................        31,676
Printing and shareholder reports .............................        21,411
Pricing fees .................................................         7,893
Trustees' fees and expenses ..................................         2,113
Other ........................................................         5,466
                                                                 -----------
Total expenses ...............................................                     2,566,515
                                                                                 -----------

Investment income--net .......................................                    10,142,968
Realized Gain on Investments--Net ............................                        21,902
                                                                                 -----------

Net Increase in Net Assets Resulting from Operations                             $10,164,870
                                                                                 ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                              For the Year Ended March 31,
                                                                           ----------------------------------
Increase (Decrease) in Net Assets:                                               2000              1999
-------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................   $    10,142,968    $     8,069,196
Realized gain on investments--net ......................................            21,902                 --
                                                                           ---------------    ---------------
Net increase in net assets resulting from operations ...................        10,164,870          8,069,196
                                                                           ---------------    ---------------

Dividends and Distributions to Shareholders:
Investment income--net .................................................       (10,142,968)        (8,069,196)
Realized gain on investments--net ......................................           (21,164)                --
                                                                           ---------------    ---------------

Net decrease in net assets resulting from dividends and
distributions to shareholders ..........................................       (10,164,132)        (8,069,196)
                                                                           ---------------    ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares .......................................     1,766,806,466      1,153,307,132
Net asset value of shares issued to shareholders in reinvestment of
dividends and distributions ............................................        10,142,868          8,069,355
                                                                           ---------------    ---------------

                                                                             1,776,949,334      1,161,376,487
Cost of shares redeemed ................................................    (1,698,687,477)    (1,098,868,410)
                                                                           ---------------    ---------------

Net increase in net assets derived from beneficial interest transactions        78,261,857         62,508,077
                                                                           ---------------    ---------------

Net Assets:
Total increase in net assets ...........................................        78,262,595         62,508,077
Beginning of year ......................................................       331,437,233        268,929,156
                                                                           ---------------    ---------------

End of year ............................................................   $   409,699,828    $   331,437,233
                                                                           ===============    ===============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Year Ended March 31,
                                                               ----------------------------------------------
Increase (Decrease) in Net Asset Value:         2000          1999          1998          1997         1996
-------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
  Net asset value, beginning of year .....    $   1.00      $   1.00      $   1.00      $   1.00     $   1.00
                                              --------      --------      --------      --------     --------
  Investment income--net .................         .03           .03           .03           .03          .03
  Realized gain on investments--net ......         --+            --           --+           --+          --+
                                              --------      --------      --------      --------     --------
  Total from investment operations .......         .03           .03           .03           .03          .03
                                              --------      --------      --------      --------     --------
  Less dividends and distributions:
    Investment income--net ...............        (.03)         (.03)         (.03)         (.03)        (.03)
    Realized gain on investments--net ....         --+            --            --            --           --
                                              --------      --------      --------      --------     --------
  Total dividends and distributions ......        (.03)         (.03)         (.03)         (.03)        (.03)
                                              --------      --------      --------      --------     --------
  Net asset value, end of year ...........    $   1.00      $   1.00      $   1.00      $   1.00     $   1.00
                                              ========      ========      ========      ========     ========
  Total Investment Return ................        2.80%         2.77%         3.03%         2.84%        3.04%
                                              ========      ========      ========      ========     ========
  Ratios to Average Net Assets:
  Expenses ...............................         .70%          .72%          .72%          .76%         .76%
                                              ========      ========      ========      ========     ========
  Investment income--net .................        2.76%         2.72%         2.98%         2.78%        3.00%
                                              ========      ========      ========      ========     ========
  Supplemental Data:
  Net assets, end of year (in thousands) .    $409,700      $331,437      $268,929      $200,598     $189,482
                                              ========      ========      ========      ========     ========

+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. Significant Accounting Policies:

CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to share- holders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion;

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
================================================================================

and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
================================================================================

The Board of Trustees and Shareholders, CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 2, 2000

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
================================================================================

All of the net investment income distributions paid daily by CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the Fund distributed long-term capital gains of $.000056 per share to shareholders of record as of December 31, 1999. The entire long-term capital gains distribution is subject to a 20% tax rate.

Please retain this information for your records.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
================================================================================

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
William E. Zitelli--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Massachusetts
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011    #11283--3/00               [RECYCLING LOGO]
                                                       printed on post-consumer
                                                       recycled paper